BlackRock Capital Investment Corporation
PO Box 43131
Providence, RI 02940-3131

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours a day***

**VOTE BY PHONE**
**Call 1-800-337-3503**
**Follow the recorded instructions**
***available 24 hours a day***

**VOTE BY MAIL**
**Vote, sign and date this Proxy Card and return in the postage-paid envelope**

**VIRTUAL MEETING**
**at the following Website:**
**https://meetnow.global/M9KS6KV**
**on March 7, 2024 at 12:00 p.m., Eastern Time (9:00 a.m., Pacific Time)**
**To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.**

Please detach at perforation before mailing.

**PROXY CARD**

**BLACKROCK CAPITAL INVESTMENT CORPORATION**
**SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 7, 2024**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned stockholder of BlackRock Capital Investment Corporation ("BCIC"), hereby appoints Laurence D. Paredes and Diana Huffman, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of BCIC that the undersigned is entitled to vote at the Special Meeting of Stockholders of BCIC to be held virtually at the following website: **https://meetnow.global/M9KS6KV**, on March 7, 2024 at 12:00 p.m., Eastern Time (9:00 a.m., Pacific Time), or at any adjournments, postponements or delays thereof. To participate in the virtual BCIC Special Meeting of Stockholders enter the 14-digit control number from the shaded box on this card. This proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the BCIC Special Meeting of Stockholders.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

BCIC_33619_121123
**PLEASE SIGN AND DATE ON THE REVERSE SIDE.**

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# EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on March 7, 2024.**
**The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:**
**https://www.proxy-direct.com/blk-33619**

**Please detach at perforation before mailing.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

**TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒**

## A Proposal

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| **1.** | To adopt the Agreement and Plan of Merger, dated as of September 6, 2023, among BCIC, BlackRock TCP Capital Corp., a Delaware corporation ("TCPC"), BCIC Merger Sub, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of TCPC ("Merger Sub"), and, for the limited purposes set forth therein, BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company and investment adviser to BCIC ("BCIA"), and Tennenbaum Capital Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of BCIA and investment adviser to TCPC and approve the transactions contemplated thereby, including the merger of BCIC into Merger Sub, with Merger Sub continuing as the surviving company and as a subsidiary of Special Value Continuation Partners LLC, a Delaware limited liability company and wholly-owned subsidiary of TCPC. | ☐ | ☐ | ☐ |

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

## B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

**Note:** Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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